UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2003 (July 24, 2003)

ZIX CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

2711 North Haskell Avenue
Suite 2300, LB 36
Dallas, Texas 75204-2960
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(214) 370-2000

Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release

Item 9. Regulation FD Disclosure.

     The information in this report is being furnished (i) pursuant to Regulation FD, and (ii) pursuant to Item 12 “Results of Operations and Financial Condition” (in accordance with SEC interim guidance issued March 27, 2003). In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

     On July 24, 2003, Zix Corporation, a Texas corporation (the “Company”), issued a press release announcing the Company’s financial results for the fiscal quarter ended June 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION

Date: July 25, 2003	By:	/s/ Steve M. York

Steve M. York
Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 24, 2003 titled “Zix Corporation Announces Second Quarter 2003 Financial Results” announcing results for the fiscal quarter ended June 30, 2003 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).